Exhibit 13
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Plastec Technologies, Ltd. (the “Company”) on Form 20-F as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 24, 2011
By:	/s/ Kin Sun Sze-To
Kin Sun Sze-To
Chief Executive Officer
(Principal Executive Officer)

Dated: March 24, 2011
By:	/s/ Ho Leung Ning
Ho Leung Ning
Chief Financial Officer
(Principal Accounting Officer and
Principal Financial Officer)